                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

ADCPB BALANCE

Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 24,244,306.85
Current Month ADCPB (Before addition of New Property)             22,863,938.16
Base Principal Amount (Prior - Current)                            1,380,368.69
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    22,863,938.16

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        19,508,812.31
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                    111,362.80
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            111,362.80
     Class A Interest Paid                                           111,362.80

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        19,508,812.31
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         1,380,368.69
                                                                  -------------
     Class A Base Principal Distribution Amount                    1,187,117.08
     Prior Month Class A Overdue Principal                                 0.00
                                                                  -------------
     Total A Note Principal Due                                    1,187,117.08
     Additional amount due for floor payment                         102,876.24
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        1,289,993.32

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      18,218,819.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

CLASS B-1 INTEREST SCHEDULE


     Prior Month Class B-1 Principal Balance                     907,387.02
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                                5,769.47
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                        5,769.47
     Class B-1 Interest Paid                                       5,769.47

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                     907,387.02
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     1,380,368.69
     Class B-1 Base Principal Distribution Amount                 55,214.75
     Prior Month B-1 Overdue Principal                                 0.00
     Additional amount due for floor payment                       4,784.94
                                                               ------------
     Total B-1 Note Principal Due                                 59,999.69

     Class B-1 Principal Paid                                     59,999.69


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                   847,387.32

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance          907,387.02
     Class B-2 Certificate Rate                             8.17%
     One twelfth of Class B-2 Certificate Rate              0.68%
     Class B-2 Certificate Interest                     6,177.79
     Prior Month Class B-2 Overdue Interest                 0.00

     Class B-2 Interest Due                             6,177.79
     Class B-2 Interest Paid                            6,177.79

     Current Month Class B-2 Overdue Interest               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance          907,387.02
     Class B-2 Percentage                                   4.00%
     Base Principal Amount                          1,380,368.69
     Class B-2 Base Principal Distribution Amount      55,214.75
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            4,784.94
                                                    ------------
     Total B-1 Note Principal Due                      59,999.69

     Class B-2 Principal Paid                          59,999.69

     Class B-2 Overdue Principal                            0.00

     Current Month Class B-2 Principal Balance        847,387.32

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

FLOOR TEST

     Initial ADCPB                                                                   85,790,915.00
     Floor percent                                                                            3.50%
                                                                                     -------------
     Floor                                                                            3,002,682.03

     Ending ADCPB                                                                    22,863,938.16

     less
     Beginning Balance - Class A                                        19,508,812
     Beginning Balance - Class B1                                          907,387
     Beginning Balance - Class B2                                          907,387
                                                                     -------------
                                                                        21,323,586
     less
     Current Month Payment - Class A                                     1,187,117
     Current Month Payment - Class B1                                       55,215
     Current Month Payment - Class B2                                       55,215
                                                                     -------------
                                                                         1,297,547   20,026,039.77

     Excess of ending ADCPB over Note balance after initial payments                  2,837,898.40

     Excess (deficit) of excess balance over floor                                     (164,783.63)
     Cash available after payment of regular payments                                   112,446.12
     Additional payment to certificate holders                                          112,446.12


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                    22,863,938.16

      less
        Beginning Balance - Class A                                     19,508,812
        Beginning Balance - Class B1                                       907,387
        Beginning Balance - Class B2                                       907,387
                                                                     -------------
                                                                        21,323,586
      less
        Current Month Payment - Class A                                  1,289,993
        Current Month Payment - Class B1                                    60,000
        Current Month Payment - Class B2                                    60,000
                                                                     -------------
                                                                         1,409,993   19,913,593.65

     Excess of ending ADCPB over Note balance after initial payments                  2,950,344.52

     Excess (deficit) of excess balance over floor                                      (52,337.51)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                         24,244,307
     Servicer Fee Rate                                             0.5000%
     One-twelfth                                                   0.0417%
     Servicer Fee                                               10,101.79

     Prior Servicer Fee Arrearage                                    0.00
     Servicer Fee Due                                           10,101.79

     Servicer Fee Paid                                          10,101.79

     Current Servicing Fee Arrearage                                 0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                         24,244,307
     Back-Up Servicer Fee Rate                                     0.0130%
     One-twelfth                                                   0.0011%
     Back-up Servicer Fee                                          262.65

     Prior Back-Up Servicer Fee Arrearage                            0.00
     Total Back-Up Servicer Fee Due                                262.65

     Back-Up Servicer Fee Paid                                     262.65

     Current Back-Up Servicing Fee Arrearage                         0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                   291.67
     Trustee Fee Rate                                              0.0100%

     Prior Trustee Fee Arrearage                                     0.00
     Total Trustee Fee Due                                         291.67

     Trustee Fee Paid                                              291.67

     Current Trustee Fee Arrearage                                   0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                  19,508,812.31
     Monthly Premium Rate                                          0.0208%
     Prior Premium Arrearage                                         0.00
     Premium Amount Due                                          4,064.00

     Premium Amount Paid                                         4,064.00

     Current Premium Arrearage                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

Early Amortization Events

     (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

     (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

     (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

     (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

     (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

     (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

     (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

     (h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01
          (h)]

     (i)  A Delinquency Trigger Event has occurred and is continuing; or

     (j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

     (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)


                                                                                          Gross
                                Gross                        Gross                      Charge-Off
                               Defaults      Recoveries   Charge-Offs     ADCPB           Ratio
                               --------      ----------   -----------   ----------      ----------

           2 months prior       32,398         20,440       11,957      25,819,379        0.56%
           1 month prior        14,103         26,468      (12,365)     24,373,579       -0.61%
           Current              71,246         35,535       35,710      23,003,155        1.86%


           3 Month Gross Charge-Off Ratio                                                 0.60%
           Maximum Allowed                                                                2.50%


30+ DELINQUENCIES


                                                                        Monthly
                           Delinquencies     ADCPB                   Delinquencies
                           -------------   ----------                -------------

           2 months prior    1,055,045     25,819,379                    4.09%
           1 month prior     1,340,828     24,373,579                    5.50%
           Current month     1,375,115     23,003,155                    5.98%

                           Delinquency Ratio:                            5.19%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)



                               Monthly Gross                   Monthly
                                 Defaults       ADCPB      Gross Defaults
                               -------------  ----------   --------------

           Current month             0        23,003,155      0.0000%
           1 month prior             0        24,373,579      0.0000%
           2 months prior            0        25,819,379      0.0000%
           Sum/Average               0        24,398,704      0.0000%
                                                                   4
           Gross Defaults                                       0.00%

                 i A       Subordinated Percentage             16.61%
                ii B       WAL of Remaining Leases              1.71
                           Two                                     2
                           Ratio (i/ii)/2                       4.87%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                           Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------   ----------    -------------

           2 months prior      140,106     25,819,379        0.54%
           1 month prior       296,520     24,373,579        1.22%
           Current month       277,634     23,003,155        1.21%


                        Issuer Delinquency Trigger Ratio:    0.99%
                        Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

Aging/Delinquency Statistics


                                                                            ADCPB             Total
                                                                       ---------------   ---------------

Current                                                                     21,628,040             94.02%
31-60 Days Past Due                                                            536,410              2.33%
61-90 Days Past Due                                                            561,070              2.44%
91+ Days Past Due                                                              277,634              1.21%
                                                                       ---------------   ---------------

Total                                                                       23,003,155            100.00%


Certificate Factors

Class A Notes                                                              0.246933760
Class B-1 Notes                                                            0.246933847
Class B-2 Notes                                                            0.246933847


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                 85,790,915.00
Maximum Substitution (10% of Initial)                                     8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)              4,289,545.75

Prior month Cumulative ADCPB Substituted                                  4,134,055.76
Current month ADCPB Substituted                                                     --
                                                                       ---------------
Cumulative ADCPB Substituted                                              4,134,055.76

Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                 --
                                                                       ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                      1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                     12,964,590.44
Current month ADCPB prepaid                                                 138,680.56
                                                                       ---------------
Cumulative ADCPB prepaid                                                 13,103,271.00

Prior month Cumulative ADCPB Defaulted                                    5,724,809.74
Current month ADCPB Defaulted                                                71,245.59
                                                                       ---------------
Cumulative ADCPB Defaulted                                                5,796,055.33

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                             320,400.57

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account      (237,837.42)
     Transfer of prior period Excluded Amounts not yet transferred                     (23,589.03)
     Collections Received [5.02 (b)(d)]                                              1,630,449.20
     Excluded Amounts [5.02 (d)][Definition]                                          (386,405.71)
     Collections on Deposit due Collection Account [5.02 (d)]                         (810,863.21)

     Ending Balance                                                                    492,154.40


COLLECTION ACCOUNT
     Beginning Balance, November 1, 1999                                                              1,115,034.90

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1999
     Add:  Servicer Advance                                                                             251,564.08
     Add:  Payments due Collection Account from last 2 business days prior period                       246,433.70
     Add:  Add'l transfers                                                                                    0.00
     Add: Amounts to Collection Acct from Security deposit account                                            0.00
     Less: Total distributions on  November 10, 1999                                                 (1,613,032.68)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   810,863.21
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                      0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                            3,203.55
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                             0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                       0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                          0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                             0.00

     Ending balance on November 30, 1999 and December 1, 1999                                           814,066.76

     Add: Servicer Advances to be deposited on Determination Date                                       417,818.56
     Add: Payments due Collection Acct from last 3 business days                                        316,137.55
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

     Adjusted Collection Account Balance                                                              1,548,022.87


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                              151,442.86
     Add: Balance deposited on closing date                                                                0.00
     Add: Security Deposits [6.02 b]                                                                       0.00
     Less: Amounts to Collection Account [6.02 c]                                                          0.00
     Add:  Investment Earnings                                                                           673.68
                                                                                                     ----------

     Ending balance on November 30, 1999                                                             152,116.54

     Less: Amounts to Collection Account [6.02 c]                                                          0.00

     Adjusted Security Deposit  Account Balance                                                      152,116.54


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                    0.00
                                                                                                                    ----------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                        0.00
                                                                                                                    ----------

     Ending balance on November 30, 1999                                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                        0.00
                                                                                                                    ----------

     Adjusted New Transferred Property Funding Account Balance                                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        1,548,022.87


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                           0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                       0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                           0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                   10,101.79
                 (C)     Servicing Charges inadvertently deposited in Collection Account                             0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                           262.65

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                             4,064.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                             291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                      111,362.80

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                   5,769.47

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                     6,177.79

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]      1,187,117.08

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                 0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class                                 55,214.75
                 B-1 Principal [6.06 c (xi55,214.75 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class                                 55,214.75
                 B-2 Principal [6.06 c (xi55,214.75 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                  0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                           0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                      102,876.24

                 b.      Class B1 Additional Principal Distribution Amount                                       4,784.94

                 c.      Class B2 Additional Principal Distribution Amount                                       4,784.94


Reviewed By:



-----------------------------------------------------------
E. ROGER GEBHART
SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 29,963,215.44
Current Month ADCPB (Before addition of New Property)             28,930,636.55
Base Principal Amount (Prior - Current)                            1,032,578.89
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    28,930,636.55

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        26,241,771.26
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    137,550.62
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            137,550.62
     Class A Interest Paid                                           137,550.62

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        26,241,771.26
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,032,578.89
                                                                  -------------
     Class A Base Principal Distribution Amount                      908,669.43
     Prior Month Class A Overdue Principal                                 0.00
                                                                  -------------
     Total A Note Principal Due                                      908,669.43
     Additional amount due for floor payment                         137,912.00
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        1,046,581.43

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      25,195,189.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                         894,605.53
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                    5,225.99
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                            5,225.99
     Class B-1 Interest Paid                                           5,225.99

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         894,605.53
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,032,578.89
     Class B-1 Base Principal Distribution Amount                     30,977.37
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                           4,701.55
     Total B-1 Note Principal Due                                     35,678.92
                                                                   ------------

     Class B-1 Principal Paid                                         35,678.92


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                       858,926.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                         745,504.76
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                    5,106.71
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            5,106.71
     Class B-2 Interest Paid                                           5,106.71

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                         745,504.76
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,032,578.89
     Class B-2 Base Principal Distribution Amount                     25,814.47
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                           3,917.95
     Total B-2 Note Principal Due                                     29,732.42

     Class B-2 Principal Paid                                         29,732.42

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                       715,772.34

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


FLOOR TEST

     Initial ADCPB                                                                  72,024,925.77
     Floor percent                                                                           3.00%
                                                                                    -------------
     Floor                                                                           2,160,747.77

     Ending ADCPB                                                                   28,930,636.55

     less
     Beginning Balance - Class A                                       26,241,771
     Beginning Balance - Class B1                                         894,606
     Beginning Balance - Class B2                                         745,505
                                                                    -------------
                                                                       27,881,882
     less
     Current Month Payment - Class A                                      908,669
     Current Month Payment - Class B1                                      30,977
     Current Month Payment - Class B2                                      25,814
                                                                    -------------
                                                                          965,461   26,916,420.28

     Excess of ending ADCPB over Note balance after initial payments                 2,014,216.27

     Excess (deficit) of excess balance over floor                                    (146,531.50)
     Cash available after payment of regular payments                                  149,661.27
                                                                                    -------------
     Additional payment to certificate holders                                         146,531.50


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                   28,930,636.55

     less
     Beginning Balance - Class A                                       26,241,771
     Beginning Balance - Class B1                                         894,606
     Beginning Balance - Class B2                                         745,505
                                                                    -------------
                                                                       27,881,882
     less
     Current Month Payment - Class A                                    1,046,581
     Current Month Payment - Class B1                                      35,679
     Current Month Payment - Class B2                                      29,732
                                                                    -------------
                                                                        1,111,993   26,769,888.77

     Excess of ending ADCPB over Note balance after initial payments                 2,160,747.77

     Excess (deficit) of excess balance over floor                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                              29,963,215
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    12,484.67

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                12,484.67

     Servicer Fee Paid                               12,484.67

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              29,963,215
     Back-Up Servicer Fee Rate                          0.0200%
     One-twelfth                                        0.0017%
     Back-up Servicer Fee                               499.39

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     499.39

     Back-Up Servicer Fee Paid                          499.39

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       26,241,771.26
     Monthly Premium Rate                               0.0200%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               5,248.00

     Premium Amount Paid                              5,248.00

     Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999



RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
                             Gross                       Gross                    Monthly
                            Defaults    Recoveries    Charge-Offs     ADCPB     Charge-Offs
                            --------    ----------    -----------  ----------   -----------
           2 months prior    97,804       67,688        30,116     31,291,659      1.15%
           1 month prior     23,286       45,063       (21,777)    30,055,664     -0.87%
           Current            6,092       14,230        (8,138)    29,029,320     -0.34%


           3 Month Gross Charge-Off Ratio                                         -0.02%
           Maximum Allowed                                                         2.50%


30+ DELINQUENCIES
                                                              Monthly
                           Delinquencies      ADCPB        Delinquencies
                           -------------    ----------     -------------
           2 months prior    1,571,286      31,291,659         5.02%
           1 month prior     1,345,751      30,055,664         4.48%
           Current month     1,283,694      29,029,320         4.42%

                           Delinquency Ratio:                  4.64%
                           Maximum Delinquency Ratio:          7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults =(>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                             No
                                                                   ------------


GROSS DEFAULTS (>=180)

                                                                Monthly
                                  Gross Defaults     ADCPB   Gross Defaults
                                  --------------  ---------- --------------
           Current                           0    29,029,320    0.0000%
           1 month prior                     0    30,055,664    0.0000%
           2 months prior                    0    31,291,659    0.0000%
                                    ----------    ----------    ------
           Sum/Average                       0    30,125,548    0.0000%
                                                                     4
           Gross Defaults                                         0.00%

                      i A     Subordinated Percentage             9.94%
                     ii B     WAL of Remaining leases             2.08%
                              Two                                 2.00
                              Ratio (i/ii)/2                      2.40%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------   ----------    -------------
           2 months prior     303,697      31,291,659        0.97%
           1 month prior      276,750      30,055,664        0.92%
           Current month      178,634      29,029,320        0.62%


                       Issuer Delinquency Trigger Ratio:     0.84%
                       Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86% of ADCPB?            No
                                                                  -------------

       (2) Has a Gross Charge-Off Event Occurred?                       No
                                                                  -------------

       (3) Has a Delinquency Event Occurred?                            No
                                                                  -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

Aging/Delinquency Statistics

                                                                          ADCPB       Total
Current                                                                 27,745,626    95.58%
31-60 Days Past Due                                                        615,746     2.12%
61-90 Days Past Due                                                        489,314     1.69%
91+ Days Past Due                                                          178,634     0.62%
                                                                     -------------   ------

Total                                                                   29,029,320   100.00%


Certificate Factors

Class A Notes                                                          0.397516402
Class B-1 Notes                                                        0.397516312
Class B-2 Notes                                                        0.397516365


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                             72,024,925.77
Maximum Substitution (10% of Initial)                                 7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,246.29

Prior month Cumulative ADCPB Substituted                              3,234,855.86
Current month ADCPB Substituted                                                --
                                                                     -------------
Cumulative ADCPB Substituted                                          3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts      1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                            --
                                                                     -------------
Cumulative ADCPB Substituted for Defaulted Contracts                  1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                 10,402,174.38
Current month ADCPB prepaid                                              35,658.71
                                                                     -------------
Cumulative ADCPB prepaid                                             10,437,833.09

Prior month Cumulative ADCPB Defaulted                                3,889,656.50
Current month ADCPB Defaulted                                             6,092.34
                                                                     -------------
Cumulative ADCPB Defaulted                                            3,895,748.84

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999


BEGINNING ACCOUNT BALANCES                                                           245,080.30

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account    (227,792.69)
     Transfer of prior period Excluded Amounts not yet transferred                   (44,845.13)
     Collections Received [5.02 (b)(d)]                                            1,480,122.78
     Excluded Amounts [5.02 (d)][Definition]                                        (434,172.25)
     Collections on Deposit due Collection Account [5.02 (d)]                       (576,443.80)

     Ending Balance                                                                  441,949.21


COLLECTION ACCOUNT
            #NAME?                                                                                650,506.22

            #NAME?
     Add:  Servicer Advance                                                                       437,249.75
     Add:  Payments due Collection Account from last 2 business days prior period                 227,792.69
     Add:  Add'l transfers                                                                              0.00
     Add: Amounts to Collection Acct from Security deposit account                                      0.00
     #NAME?                                                                                    (1,315,548.66)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                             576,443.80
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                         0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]     0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                      2,145.00
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                          0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                       0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                 0.00
     Add: Security Deposits Related to Prepayment                                                       0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                    0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                 0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                   0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                      0.00

     Ending balance on November 30, 1999 and December 1, 1999                                     578,588.80

     Add: Servicer Advances to be deposited on Determination Date                                 465,416.04
     Add: Payments due Collection Acct from last 3 business days                                  237,524.75
     Add: Payments not yet transferred to the Collection Account                                        0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                          0.00

     Adjusted Collection Account Balance                                                        1,281,529.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                  0.00
     Add: Balance deposited on closing date              0.00
     Add: Security Deposits [6.02 b]                     0.00
     Less: Amounts to Collection Account [6.02 c]        0.00
     Add:  Investment Earnings                           0.00
                                                         ----

     Ending balance on November 30, 1999                 0.00

     Less: Amounts to Collection Account [6.02 c]        0.00

     Adjusted Security Deposit  Account Balance          0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                    0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Ending balance on November 30, 1999                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Adjusted New Transferred Property Funding Account Balance                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                        1,281,529.59


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)       Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)      Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)     Aggregate of: [6.06 c (iii)]
               (A)     Unreimbursed Servicer Advances from prior periods                                               0.00
               (B)     Servicer Fee and unpaid Servicer Fee                                                       12,484.67
               (C)     Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)      Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               499.39

     (v)       Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 5,248.00

     (vi)      Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)     Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          137,550.62

     (viii)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       5,225.99

     (ix)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         5,106.71

     (x)       Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            908,669.43

     (xi)      Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)     Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]       30,977.37
               provided no restricting event exists

     (xiii)    Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]      25,814.47
               provided no restricting event or issuer restricting event exists

     (xiv)     Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)      Prepayments optionally transferred to collection account and disbursed in                               0.00
               consideration of the transfer of New Transferred Property not in excess of
               $5,000,000 [6.06 c (xv)]

     (xvi)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        3,129.77
               Net of Additional Principal Distribution to Class A, B1 & B2.

               a.      Class A Additional Principal Distribution Amount                                          137,912.00

               b.      Class B1 Additional Principal Distribution Amount                                           4,701.55

               c.      Class B2 Additional Principal Distribution Amount                                           3,917.95

     Reviewed By:



     -------------------------------------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER